Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif., August 24, 2017 – Pure Storage (NYSE: PSTG) today announced financial results for its second quarter ended July 31, 2017.

Key quarterly business and financial highlights include:

•	Quarterly revenue: $224.5 million, up 38% Y/Y, 3% ahead of midpoint of guidance

•	Quarterly gross margin: 65.9% GAAP; 67.1% non-GAAP

•	Quarterly operating margin: -28.6% GAAP; -11.8% non-GAAP, up 7.8 ppts and 7.5 ppts Y/Y, respectively

•	Raising full-year fiscal 2018 revenue guidance to between $985 million and $1.025 billion and non-GAAP operating margin guidance to between -7% and -3%

“Pure continues to deliver the absolute best data platform for the cloud era,” said Pure Storage CEO Scott Dietzen. “We’re succeeding at our core mission: helping organizations get more value from their data through a radical increase in performance and radical reduction in complexity and total cost of ownership.”

“Our Q2 results highlight solid topline growth and continued improvement in operating leverage,” said Pure Storage CFO Tim Riitters. “We are laser focused on executing against our plan to achieve $1B+ in revenue this year and marching steadily to profitability in the near future.”

In the quarter, more than 350 new customers joined Pure Storage, increasing the total to more than 3,700 organizations, including more than 25% of the Fortune 500. New customer wins in the quarter include: Airbus, COCC, Delta Dental of Michigan, Ford Otomotiv Turkey, Man AHL, Mentor, NASA’s Kennedy Space Center, ServiceNow, SSI, and Zenuity.

Second Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended July 31, 2017 and 2016 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended July 31, 2017	Three Months Ended July 31, 2016	Y/Y Change
Revenue	$224.5	$163.2	38%
Gross Margin	65.9%	65.2%	0.7 ppts
Product Gross Margin	67.3%	67.3%	0.0 ppts
Support Gross Margin	61.2%	56.6%	4.6 ppts
Operating Loss	-$64.1	-$59.5	-$4.6
Operating Margin	-28.6%	-36.4%	7.8 ppts
Net Loss	-$61.7	-$59.6	-$2.1
Net Loss per Share	-$0.29	-$0.31	$0.02
Weighted-Average Shares (Basic and Diluted)	209.2	192.7	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended July 31, 2017	Three Months Ended July 31, 2016	Y/Y Change
Gross Margin	67.1%	66.3%	0.8 ppts
Product Gross Margin	67.5%	67.4%	0.1 ppts
Support Gross Margin	65.9%	62.0%	3.9 ppts
Operating Loss	-$26.4	-$31.4	$5.0
Operating Margin	-11.8%	-19.3%	7.5 ppts
Net Loss	-$24.0	-$31.5	$7.5
Net Loss per Share	-$0.11	-$0.16	$0.05

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage's third quarter fiscal 2018 guidance is as follows:

•	Revenue in the range of $267 million to $275 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -5% to -1%

Pure Storage's full year fiscal 2018 guidance is as follows:

•	Revenue in the range of $985 million to $1.025 billion

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -7% to -3%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the second quarter fiscal 2018 results at 2:00 p.m. (PT) on August 24, 2017. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: 877-201-0168 or 647-788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Thursday August 24, 2017, through September 7, 2017. The replay will be accessible by calling 800-585-8367 or 416-621-4642 (for international callers), with conference ID 53427026. The call runs 24 hours per day, including weekends.

President Commentary

Pure Storage has posted a blog from its President discussing second quarter fiscal 2018 results at investor.purestorage. com and blog.purestorage.com.

About Pure Storage

Pure Storage (NYSE:PSTG) helps companies push the boundaries of what’s possible. Pure's end-to-end data platform - including FlashArray, FlashBlade and our converged offering with Cisco, FlashStack - is powered by innovative software that’s cloud-connected for management from anywhere on a mobile device and supported by the Evergreen business model. The Company’s all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with solutions that are effortless, efficient and evergreen. With Pure's industry leading Satmetrix-certified NPS score of 83.7, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
Read the blog
Converse on Twitter
Follow on LinkedIn

Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, our current and future opportunities and ability to execute for continued growth and industry leadership, and our outlook for the third quarter and full year fiscal 2018 and statements regarding our products, business, operations and results, including progress toward profitability. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2017. All information provided in this release and in the attachments is as of August 24, 2017, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense and payroll tax expense related to stock-based activities. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash used in operating activities to free cash flow," included at the end of this release.

Michael Pak – IR contact, Pure Storage
Tel: (650) 243-0486
ir@purestorage.com

John Gallagher– media contact, Pure Storage
Tel: (415) 671-7676
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	As of July 31, 2017	As of January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$171,894	$183,675
Marketable securities	351,123	362,986
Accounts receivable, net of allowance of $2,020 and $2,000	168,404	168,978
Inventory	33,660	23,498
Deferred commissions, current	19,700	15,787
Prepaid expenses and other current assets	24,494	25,157
Total current assets	769,275	780,081
Property and equipment, net	81,850	81,695
Intangible assets, net	5,808	6,560
Deferred income taxes, non-current	877	844
Other assets, non-current	32,322	30,565
Total assets	$890,132	$899,745

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$52,092	$52,719
Accrued compensation and benefits	42,537	39,252
Accrued expenses and other liabilities	18,309	21,697
Deferred revenue, current	169,638	158,095
Liability related to early exercised stock options	816	1,362
Total current liabilities	283,392	273,125
Deferred revenue, non-current	157,961	145,031
Other liabilities, non-current	3,373	3,159
Total liabilities	444,726	421,315

Stockholders’ equity:
Common stock and additional paid-in capital	1,372,241	1,281,472
Accumulated other comprehensive loss	(280)	(562)
Accumulated deficit	(926,555)	(802,480)
Total stockholders' equity	445,406	478,430
Total liabilities and stockholders' equity	$890,132	$899,745

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2017	2016	2017	2016
	(unaudited)
Revenue:
Product	$175,013	$130,920	$313,438	$242,658
Support	49,448	32,294	93,654	60,503
Total revenue	224,461	163,214	407,092	303,161

Cost of revenue:
Product (1)	57,252	42,847	103,897	76,893
Support (1)	19,199	14,000	36,102	26,934
Total cost of revenue	76,451	56,847	139,999	103,827

Gross profit	148,010	106,367	267,093	199,334

Operating expenses:
Research and development (1)	69,361	58,635	134,789	111,573
Sales and marketing (1)	120,633	87,583	217,597	170,681
General and administrative (1)	22,162	19,630	42,258	41,211
Total operating expenses	212,156	165,848	394,644	323,465

Loss from operations	(64,146)	(59,481)	(127,551)	(124,131)
Other income, net	3,266	37	5,261	1,319
Loss before provision for income taxes	(60,880)	(59,444)	(122,290)	(122,812)
Provision for income taxes	821	106	1,785	526
Net loss	$(61,701)	$(59,550)	$(124,075)	$(123,338)

Net loss per share attributable to common stockholders, basic and diluted	$(0.29)	$(0.31)	$(0.60)	$(0.65)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	209,193	192,730	207,515	191,026

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$358	$181	$755	$287
Cost of revenue -- support	2,245	1,712	4,019	2,804
Research and development	17,971	13,976	33,559	25,634
Sales and marketing	11,439	8,732	22,065	16,251
General and administrative	4,825	3,295	8,659	5,918
Total stock-based compensation expense	$36,838	$27,896	$69,057	$50,894

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended July 31,		Six Months Ended July 31,
	2017	2016	2017	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(61,701)	$(59,550)	$(124,075)	$(123,338)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,175	11,904	30,000	22,336
Stock-based compensation expense	36,838	27,896	69,057	50,894
Other	346	312	797	494
Changes in operating assets and liabilities:
Accounts receivable, net	(36,546)	(22,004)	25	6,589
Inventory	5,618	231	(10,487)	(2,392)
Deferred commissions	(4,245)	(2,254)	(4,607)	1,887
Prepaid expenses and other assets	3,758	1,935	(186)	(809)
Accounts payable	4,183	(10,173)	201	(10,007)
Accrued compensation and other liabilities	20,308	19,704	310	8,687
Deferred revenue	16,075	20,449	24,473	41,102
Net cash used in operating activities	(191)	(11,550)	(14,492)	(4,557)

Cash flows from investing activities
Purchases of property and equipment	(17,331)	(21,742)	(30,100)	(46,118)
Purchase of intangible assets	—	(1,000)	—	(1,000)
Purchases of marketable securities	(39,382)	(84,502)	(95,358)	(427,968)
Sales of marketable securities	28,145	35,744	33,529	59,071
Maturities of marketable securities	27,360	5,800	73,681	5,800
Net increase in restricted cash	—	(6,306)	—	(5,600)
Net cash used in investing activities	(1,208)	(72,006)	(18,248)	(415,815)

Cash flows from financing activities
Net proceeds from exercise of stock options	4,536	3,278	6,793	6,369
Proceeds from issuance of common stock under employee stock purchase plan	—	—	14,166	15,079
Net cash provided by financing activities	4,536	3,278	20,959	21,448

Net increase (decrease) in cash and cash equivalents	3,137	(80,278)	(11,781)	(398,924)
Cash and cash equivalents, beginning of period	168,757	286,096	183,675	604,742
Cash and cash equivalents, end of period	$171,894	$205,818	$171,894	$205,818

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended July 31, 2017						Three Months Ended July 31, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$358	(c)					$181	(c)
			8	(d)					3	(d)
Gross profit -- product	$117,761	67.3%	$366		$118,127	67.5%	$88,073	67.3%	$184		$88,257	67.4%

			$2,245	(c)					$1,712	(c)
			87	(d)					7	(d)
Gross profit -- support	$30,249	61.2%	$2,332		$32,581	65.9%	$18,294	56.6%	$1,719		$20,013	62.0%

			$2,603	(c)					$1,893	(c)
			95	(d)					10	(d)
Total gross profit	$148,010	65.9%	$2,698		$150,708	67.1%	$106,367	65.2%	$1,903		$108,270	66.3%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended July 31, 2017						Three Months Ended July 31, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$36,838	(c)					$27,896	(c)
			906	(d)					158	(d)
Loss from operations	$(64,146)	-28.6%	$37,744		$(26,402)	-11.8%	$(59,481)	-36.4%	$28,054		$(31,427)	-19.3%

			$36,838	(c)					$27,896	(c)
			906	(d)					158	(d)
Net loss	$(61,701)		$37,744		$(23,957)		$(59,550)		$28,054		$(31,496)

Net loss per share --basic and diluted	$(0.29)				$(0.11)		$(0.31)				$(0.16)
Weighted-average shares used in per share calculation -- basic and diluted	209,193				209,193		192,730				192,730

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
Reconciliation from net cash used in operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended July 31,
	2017	2016
Net cash used in operating activities	$(191)	$(11,550)
Less: purchases of property and equipment	(17,331)	(21,742)
Free cash flow	$(17,522)	$(33,292)
Free cash flow as % of revenue	(7.8)%	(20.4)%